United States

Securities and Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report: May 27, 2021

International Seaways, Inc.

(Exact name of registrant as specified in charter)

Republic of the Marshall Islands	1-37836-1	98-0467117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, 39th Floor, New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 578-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
8.5% Senior Notes due 2023	INSW - PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into Material Definitive Agreements.

On May 27, 2021, International Seaways, Inc. (the “Company”) entered into Amendment and Restatement Agreements with (i) Diamond S Shipping Inc. (“Diamond S”), Nordea Bank Abp, New York Branch, as Administrative Agent, and the lenders constituting the Required Lenders under that certain credit agreement of Diamond S first dated as of March 27, 2019 (the “$360 Million Credit Agreement”) in order to amend and restate Diamond S’s $360 Million Credit Agreement (as amended and restated, the “Amended and Restated $360 Million Credit Agreement”) and (ii) Diamond S, Nordea Bank Abp, New York Branch, as Administrative Agent, and the lenders constituting the Required Lenders under that certain credit agreement of Diamond S, first dated as of December 23, 2019 (the “$525 Million Credit Agreement”), in order to amend and restate Diamond S’s $525 Million Credit Agreement (as amended and restated, the “Amended and Restated $525 Million Credit Agreement” and together with the Amended and Restated $360 Million Credit Agreement, the “Amendment and Restatement Agreements”). The Amendment and Restatement Agreements were entered into to reflect the combined corporate structure of the Company and Diamond S resulting from the transactions contemplated by the previously announced Agreement and Plan of Merger, dated March 30, 2021 (the “Merger Agreement”), by and among the Company, Diamond S and Dispatch Transaction Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, subject to the terms and conditions thereof, Merger Sub will merge with and into Diamond S, resulting in Diamond S surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). In connection with the Merger, the Company executed a guarantee of Diamond S’s obligations under each of the Amended and Restated $360 Million Credit Agreement and the Amended and Restated $525 Million Credit Agreement (the “INSW Guarantees”).

The effectiveness of each of the Amended and Restated $360 Million Credit Agreement, the Amended and Restated $525 Million Credit Agreement and the INSW Guarantees is subject to, among other closing conditions, the consummation of the Merger. Diamond S’ indebtedness under the $360 Million Credit Agreement and the $525 Million Credit Agreement will remain outstanding following the consummation of the Merger.

Forward-Looking Statements

This release contains forward-looking statements. In addition, the Company or Diamond S may make or approve certain statements in future filings with the Securities and Exchange Commission (SEC), in press releases, or in oral or written presentations by representatives of the Company. All statements other than statements of historical facts should be considered forward-looking statements. These matters or statements may relate to the parties’ planned merger and their plans to issue dividends, their prospects, including statements regarding vessel acquisitions, trends in the tanker markets, and possibilities of strategic alliances and investments. Forward-looking statements are based on the Company’s and Diamond S’ current plans, estimates and projections, and are subject to change based on a number of factors. Investors should carefully consider the risk factors outlined in more detail in the Annual Report on Form 10-K for 2020 for the Company and Diamond S, the Company’s and Diamond S’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, the Company’s Registration Statement on Form S-4 dated May 5, 2021 and in similar sections of other filings made by the Company and Diamond S with the SEC from time to time. Neither the Company nor Diamond S assumes any obligation to update or revise any forward-looking statements. Forward-looking statements and written and oral forward-looking statements attributable to the Company, Diamond S or their respective representatives after the date of this release are qualified in their entirety by the cautionary statements contained in this paragraph and in other reports previously or hereafter filed by the Company or Diamond S with the U.S. Securities and Exchange Commission (the “SEC”).

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between the Company and Diamond S. In connection with the proposed transaction, the Company has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of the Company and Diamond S that also constitutes a prospectus of the Company. The Company and Diamond S may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the joint proxy statement/prospectus, Form S-4 or any other document which the Company or Diamond S may file with the SEC. Investors and security holders of the Company and Diamond S are urged to read the joint proxy statement/prospectus, Form S-4 and all other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about the Company, Diamond S, the transaction and related matters. Investors are able to obtain free copies of the joint proxy statement/prospectus and Form S-4 (when available) and other documents filed with the SEC by the Company and Diamond S through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s investor relations website at https://www.intlseas.com/investor-relations. Copies of documents filed with the SEC by Diamond S will be made available free of charge on Diamond S’ investor relations website at https://diamondsshipping.com/investor-relations.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, Diamond S and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company and Diamond S securities in connection with the contemplated transaction. Information regarding these directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Form S-4 and preliminary joint proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC by the Company and Diamond S. These documents will be available free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	Amendment and Restatement Agreement dated as of May 27, 2021 by and among the Company, Diamond S, Nordea Bank Abp, New York Branch, as Administrative Agent, and certain of the lenders constituting the Required Lenders under the $360 Million Credit Agreement.

10.2	Guaranty Agreement relating to the Amended and Restated $360 Million Credit Agreement.

10.3	Amendment and Restatement Agreement dated as of May 27, 2021 by and among the Company, Diamond S, Nordea Bank Abp, New York Branch, as Administrative Agent, and certain of the lenders constituting the Required Lenders under the $525 Million Credit Agreement.

10.4	Guaranty Agreement relating to the Amended and Restated $525 Million Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.

By:	/s/ James D. Small III
Name:	James D. Small III
Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

Date: June 3, 2021